UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A. S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Mutual Fund®

[photo of sunflowers - a tree in the background]

Special feature

Why dividends are even more important in today’s volatile market

▶ See page 6

Annual report for the year ended October 31, 2011

American Mutual Fund strives for the balanced accomplishment of three objectives — current income, growth of capital and conservation of principal — through investments in companies that participate in the growth of the American economy.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2011 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–4.29%	–0.67%	3.56%

The total annual fund operating expense ratio is 0.62% for Class A shares as of the prospectus dated January 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

The fund’s 30-day yield for Class A shares as of November 30, 2011, calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.40%. The fund’s distribution rate for Class A shares as of that date was 2.33%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 32.

See the prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Fellow investors:

Fiscal 2011 was a challenging, volatile year with both negative and positive developments. The stock market posted positive returns in the first six months but in the next five months, gave back all of its gains. However, the stock market, as represented by the Standard & Poor’s 500 Composite Index, gained 10.9% in October, its second-best monthly return in the past 20 years.

Widespread concerns about inadequate growth, high unemployment in the United States and federal, state and local government layoffs and cutbacks continued during the past 12 months. Many states and localities have had to cut spending or reduce the number of employees as they cope with lower revenues and unfunded liabilities. U.S. stock markets were also buffeted by a growing financial crisis in Europe.

On the positive side, private employment in the U.S. has expanded for 23 consecutive months. Many large U.S. corporations reported strong earnings with solid balance sheets, and a growing number of firms increased dividend payments to investors. The U.S. economy has grown for nine straight quarters and ended the third quarter with an estimated annual growth rate of 2.0%, up from 1.3% in the second quarter of 2011. Interest rates, core inflation and mortgage rates are very low. Much like corporate balance sheets, personal balance sheets are also improving.

The year was additionally impacted by a series of exogenous events including the Arab Spring uprisings in the Middle East and the downgrading of the U.S. debt with attendant fiscal and budgetary debates here at home. In March, Japan suffered a damaging earthquake, followed by a devastating tsunami that impacted global supply channels, especially in the automotive industry. All considered, it turned out to be a surprisingly challenging year for investors.

These developments, and others, led to increased volatility in the stock market. American Mutual Fund (AMF) posted a total return of 6.8% for the 12 months ended October 31, 2011, compared with 8.1% for the unmanaged S&P 500, a broad measure of large-company U.S. stocks.

AMF has continued to do better than the S&P 500 over longer periods such as the last five and 10 years, and for its lifetime. For the past 10-year period, which included two of the worst declines since the 1930s, the fund provided an average annual total return of 5.0%, compared with 3.7% by the S&P 500. Over its more than 61-year lifetime, AMF has had an average annual total return of 11.5%, compared with 10.9% for the S&P 500.

American Mutual Fund strives for the balanced accomplishment of three objectives — current income, growth of capital and conservation of principal. This conservative approach has served shareholders well over the long term, providing above-average returns with less volatility. However, the fund’s returns can lag during market surges, as we experienced in October.

The fund seeks to reduce risk by investing in high-quality companies and by investing primarily in companies that pay dividends. We are pleased that after suffering in the 2008 and 2009 market decline, dividends continued their recovery over the past 12 months. See the feature article on page 6 to find out why dividends can be even more important for investors in today’s volatile market.

[photo of sunflowers]

[Begin Sidebar]
In this report

Special feature

6	Why dividends are even more important in today’s volatile market

Contents

1	Letter to investors

3	The value of a long-term perspective

13	Summary investment portfolio

17	Financial statements

33	Board of trustees and other officers

About the cover:
Beautiful wildflowers surround an old branch reaching toward a large oak tree and vibrant sunset beyond in Washington State.
[End Sidebar]

[Begin Sidebar]
Dividends paid in calendar year 2011

For tax purposes, here are the income dividends Class A shareholders received in calendar year 2011.

Income dividends per share:	$0.150 paid 3/21/11
$0.150 paid 6/20/11
$0.155 paid 9/19/11
$0.155 to be paid on 12/23/11

The fund will pay a special dividend from accumulated, undistributed income on 12/23/11.

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2011, will be mailed to you with your American Funds Tax Guide in late January 2012.
[End Sidebar]

Portfolio review

As of October 31, AMF had 88.5% in equity securities, 3.6% in corporate and government bonds and 7.6% in short-term securities including cash. The fund’s largest sectors were industrials (15.8%), consumer discretionary (12.3%), information technology (10.3%), health care (9.8%) and energy (8.7%).

What helped the fund? Six of the fund’s 10 largest stocks provided a total return greater than that of the S&P 500. They included IBM (+28.6%), Bristol-Myers Squibb (+17.4%), Home Depot (+15.9%), Verizon (+13.9%), Royal Dutch Shell (+9.7%) and Kraft Foods (+9.0%). Also, with below-market returns were Abbott Laboratories (+5.0%), United Technologies (+4.3%), AT&T (+2.8%) and Microsoft (–0.04%). Interestingly, the average dividend yield on these top 10 holdings was, at October 31, two-thirds above that of the S&P 500.

The road ahead

While we are hopeful that the U.S. economy will continue to expand, a number of problems remain. We will likely see continued volatility in the markets given these challenges. In the U.S., the unemployment rate remains stubbornly high, housing has not recovered and the lack of progress on the budget deficit is troubling. The European debt problems are far from being resolved and the austerity measures could push the region into recession.

We remain alert to the many challenges ahead but also see significant attractive investment opportunities that we will continue to pursue on your behalf. There are many high-quality, dividend-paying companies with solid prospects trading at very attractive valuations. In addition, any improvement in the situation around the world will lift all markets significantly.

We are pleased to report that AMF’s number of shareholder accounts increased 4.4% from a year ago.

We welcome our new shareholders and thank our long-term investors for their faith in our efforts on behalf of American Mutual Fund.

Cordially,

/s/ James K. Dunton

James K. Dunton
Vice Chairman

/s/ Joyce E. Gordon

Joyce E. Gordon
President

December 13, 2011

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
We are deeply saddened by the loss of Jon B. Lovelace Jr., chairman emeritus and former portfolio counselor of American Mutual Fund, chairman emeritus of Capital Research and Management Company and former chairman of The Capital Group Companies.

Nearly every aspect of The Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System,  an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of The Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.
[End Sidebar]

The value of a long-term perspective

Results of a $10,000 investment in American Mutual Fund

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

For more than 61 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund’s results with the return on other investments is through its total return.

Total return is a combination of income return and capital return. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 — when the fund began operations — through October 31, 2011. The table beneath the chart shows the fund’s total return in each of the 61 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $7,841,531.3

Use the table below to estimate the growth of your investment. Let’s say that you have been reinvesting all your dividends and want to know how your investment has done since the end of fiscal 2001. As the table shows, the value of the investment illustrated here was $4.8 million. Since then, it has grown to $7.8 million. Thus, in the same period, the value of your 2001 investment — regardless of its size — also has grown.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2011)*

	1 year	5 years	10 years
Class A shares	0.69%	0.22%	4.38%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

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Value added by reinvestment of dividends
[End Sidebar]

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Date	American Mutual Fund with dividends reinvested3	American Mutual Fund with dividends excluded5

02/21/50	9,426	9,426
07/13/50	9,004	8,918
10/07/50	10,274	10,075
10/31/50	10,018	9,708
10/31/51	12,234	11,334
07/16/52	13,421	12,181
10/31/52	13,164	11,710
03/19/53	14,577	12,882
09/14/53	13,004	11,256
10/31/53	14,076	12,009
10/31/54	19,261	15,876
09/23/55	26,727	21,627
10/31/55	25,050	20,087
08/02/56	31,861	25,028
10/31/56	29,652	23,142
12/31/56	30,831	24,062
10/22/57	26,773	20,267
10/31/57	28,050	21,241
01/02/58	27,933	20,944
09/30/58	34,818	25,718
10/31/58	36,140	26,511
08/03/59	43,480	31,294
10/31/59	41,489	29,668
12/31/59	43,319	30,977
09/28/60	40,277	27,959
10/31/60	40,865	28,371
10/31/61	54,348	36,806
12/12/61	57,113	38,678
06/25/62	42,687	28,545
10/31/62	46,572	30,677
10/31/63	61,289	39,309
10/31/64	71,355	44,625
06/28/65	70,430	43,509
10/31/65	79,919	48,769
12/17/65	82,334	50,242
10/07/66	71,747	42,538
10/31/66	77,646	46,067
01/04/67	79,886	47,052
09/25/67	98,623	57,321
10/31/67	92,836	53,558
03/25/68	89,187	51,057
10/31/68	109,586	61,257
11/29/68	115,011	64,289
10/09/69	98,399	53,023
10/31/69	103,216	55,651
05/26/70	78,408	41,363
10/31/70	93,358	48,100
04/29/71	120,955	61,139
10/31/71	112,886	55,961
11/23/71	106,468	52,779
08/23/72	128,118	61,708
10/31/72	125,226	59,737
12/11/72	136,043	64,897
08/22/73	112,151	51,865
10/31/73	124,800	57,130
03/14/74	126,331	57,130
10/03/74	91,007	38,810
10/31/74	105,122	44,985
12/06/74	96,877	41,457
07/15/75	138,200	56,926
10/31/75	132,196	53,330
12/05/75	130,346	52,584
09/21/76	174,044	67,986
10/31/76	167,379	64,276
12/31/76	182,661	70,144
10/31/77	176,434	64,554
01/26/78	175,846	63,480
09/12/78	229,322	80,818
10/31/78	198,947	69,119
10/05/79	257,885	86,418
10/31/79	232,805	76,959
10/15/80	315,866	100,651
10/31/80	303,585	95,432
06/23/81	350,366	107,612
09/25/81	317,838	96,442
10/31/81	334,117	99,943
08/10/82	334,437	93,802
10/22/82	434,703	120,458
10/31/82	426,438	118,168
01/03/83	444,289	120,550
10/10/83	562,833	149,553
10/31/83	544,917	143,286
11/29/83	564,778	148,509
07/24/84	507,745	128,657
10/31/84	577,161	144,417
01/04/85	583,499	144,219
07/17/85	704,992	170,303
10/31/85	701,836	167,598
09/04/86	936,477	216,971
10/31/86	913,072	209,413
08/25/87	1,136,870	253,230
10/19/87	886,283	195,646
10/31/87	960,889	212,116
12/04/87	893,638	197,270
06/22/88	1,071,388	229,884
10/31/88	1,081,202	227,085
01/03/89	1,071,656	220,598
10/31/89	1,299,788	259,386
12/13/89	1,346,639	268,736
10/31/90	1,239,346	235,204
01/09/91	1,280,467	238,543
08/28/91	1,533,066	279,429
10/31/91	1,544,414	278,500
12/10/91	1,500,849	267,729
08/03/92	1,715,846	299,703
10/31/92	1,690,017	292,156
12/04/92	1,720,976	294,489
10/15/93	2,018,685	335,881
10/31/93	2,004,864	333,581
11/01/93	2,003,137	333,294
04/04/94	1,902,057	313,572
10/31/94	2,039,874	326,417
12/08/94	1,968,379	311,824
10/19/95	2,505,170	386,113
10/31/95	2,473,446	381,224
01/10/96	2,579,741	394,322
10/21/96	2,965,119	442,248
10/31/96	2,940,742	438,613
12/16/96	2,977,645	440,717
10/07/97	3,809,732	552,257
10/31/97	3,652,205	529,422
01/09/98	3,718,525	535,657
04/17/98	4,289,166	613,976
10/31/98	4,205,471	594,159
11/23/98	4,395,647	621,027
12/14/98	4,240,060	595,287
10/31/99	4,584,199	631,823
11/16/99	4,643,616	640,013
03/07/00	3,918,147	536,579
10/31/00	4,639,429	620,069
05/21/01	5,217,427	686,711
09/21/01	4,560,805	591,103
10/31/01	4,811,535	623,599
03/19/02	5,400,265	694,828
10/09/02	3,957,009	500,364
10/31/02	4,406,372	557,186
03/11/03	4,149,192	521,398
10/31/03	5,257,312	648,807
11/18/03	5,200,587	641,807
10/06/04	5,895,199	713,980
10/31/04	5,825,570	705,547
11/02/04	5,823,249	705,266
08/03/05	6,444,871	770,270
10/31/05	6,279,702	746,895
12/31/05	6,489,117	768,159
10/26/06	7,359,693	857,928
10/31/06	7,309,525	852,080
03/05/07	7,416,422	860,226
07/19/07	8,390,997	963,860
10/31/07	8,200,608	937,203
11/06/07	8,072,187	922,526
10/27/08	5,106,324	569,630
10/31/08	5,670,574	632,574
03/09/09	4,303,671	473,029
10/19/09	6,619,809	710,800
10/31/09	6,309,734	677,506
04/23/10	7,316,238	773,306
07/02/10	6,436,566	675,936
10/31/10	7,338,907	765,767
05/10/11	8,305,593	855,599
10/03/11	7,088,546	721,480
10/31/11	7,841,531	798,119

Date	Standard & Poor’s 500 Composite Index with dividends reinvested4

02/21/50	10,000
3/9/1950	9,980
10/24/1950	12,242
10/31/1950	12,023
12/4/1950	11,810
10/15/1951	15,620
10/31/1951	15,125
11/24/1951	14,703
8/8/1952	17,629
10/31/1952	17,157
1/5/1953	18,855
9/14/1953	16,653
10/31/1953	18,185
11/17/1953	17,970
10/6/1954	25,456
10/31/1954	24,752
11/1/1954	24,838
9/23/1955	36,907
10/31/1955	34,492
11/1/1955	34,443
8/2/1956	41,741
10/31/1956	38,605
7/15/1957	42,684
10/22/1957	34,205
10/31/1957	36,167
12/18/1957	34,818
10/13/1958	47,125
10/31/1958	47,009
11/25/1958	46,725
8/3/1959	56,925
10/31/1959	54,385
1/5/1960	57,427
10/25/1960	51,038
10/31/1960	52,268
11/1/1960	52,806
10/31/1961	69,287
12/12/1961	73,541
6/26/1962	53,780
10/31/1962	59,004
11/1/1962	59,630
10/28/1963	80,093
10/31/1963	79,835
11/22/1963	75,088
10/12/1964	94,552
10/31/1964	94,408
6/28/1965	92,427
10/27/1965	105,817
10/31/1965	106,023
2/9/1966	108,804
10/7/1966	86,547
10/31/1966	95,134
11/22/1966	94,505
9/25/1967	118,979
10/31/1967	115,082
3/5/1968	108,692
10/21/1968	132,432
10/31/1968	130,788
11/29/1968	137,411
7/29/1969	115,515
10/31/1969	126,935
11/10/1969	128,357
5/26/1970	92,108
10/31/1970	112,877
11/18/1970	112,254
4/28/1971	143,982
10/31/1971	131,895
11/23/1971	126,198
8/14/1972	161,027
10/31/1972	160,791
1/11/1973	174,099
8/22/1973	148,093
10/31/1973	160,825
11/1/1973	159,934
10/3/1974	96,094
10/31/1974	114,517
12/6/1974	101,201
7/15/1975	152,757
10/31/1975	144,279
12/5/1975	141,160
9/21/1976	180,440
10/31/1976	173,368
12/31/1976	182,351
10/25/1977	159,782
10/31/1977	162,890
3/6/1978	156,091
9/12/1978	197,202
10/31/1978	173,229
11/14/1978	172,001
10/5/1979	217,506
10/31/1979	200,011
3/27/1980	196,407
10/15/1980	275,888
10/31/1980	264,126
11/28/1980	292,265
9/25/1981	243,451
10/31/1981	265,623
8/12/1982	233,339
10/20/1982	320,276
10/31/1982	308,890
11/23/1982	307,088
10/10/1983	415,677
10/31/1983	395,213
1/6/1984	412,027
7/24/1984	368,402
10/31/1984	420,380
12/13/1984	411,175
7/17/1985	509,869
10/31/1985	501,639
11/4/1985	505,418
9/4/1986	691,048
10/31/1986	668,098
8/25/1987	943,691
10/19/1987	632,928
10/31/1987	710,847
12/4/1987	634,197
10/21/1988	827,986
10/31/1988	815,773
11/16/1988	771,471
10/9/1989	1,087,429
10/31/1989	1,030,770
7/16/1990	1,143,973
10/11/1990	924,581
10/31/1990	953,671
11/7/1990	959,977
8/28/1991	1,275,819
10/31/1991	1,272,350
11/29/1991	1,221,224
9/14/1992	1,415,354
10/31/1992	1,398,929
11/4/1992	1,393,683
10/15/1993	1,611,215
10/31/1993	1,607,499
2/2/1994	1,667,508
4/4/1994	1,526,617
10/31/1994	1,669,519
12/8/1994	1,579,580
10/19/1995	2,140,536
10/31/1995	2,110,427
11/1/1995	2,120,298
10/18/1996	2,635,548
10/31/1996	2,618,637
11/1/1996	2,613,067
10/7/1997	3,713,963
10/31/1997	3,459,189
11/12/1997	3,426,436
7/17/1998	4,535,102
10/31/1998	4,219,865
11/3/1998	4,266,609
7/16/1999	5,497,678
10/31/1999	5,302,788
3/24/2000	5,967,503
10/12/2000	5,229,586
10/31/2000	5,625,358
11/6/2000	5,636,338
9/21/2001	3,842,757
10/31/2001	4,225,243
1/4/2002	4,686,796
10/9/2002	3,141,633
10/31/2002	3,587,381
03/11/03	3,264,697
10/31/03	4,333,074
11/20/2003	4,262,720
2/11/2004	4,794,947
10/31/2004	4,740,913
11/1/2004	4,742,213
8/3/2005	5,293,460
10/31/2005	5,154,100
11/1/2005	5,135,952
10/26/2006	6,037,882
10/31/2006	5,995,606
11/3/2006	5,936,256
10/9/2007	6,930,573
10/31/2007	6,868,057
11/6/2007	6,739,019
10/27/2008	3,840,047
10/31/2008	4,389,986
3/9/2009	3,102,365
10/19/2009	5,101,006
10/31/2009	4,820,186
4/23/2010	5,712,926
7/2/2010	4,823,764
10/31/2010	5,617,209
4/29/2011	6,535,854
10/3/2011	5,317,053
10/31/2011	6,070,369

YEAR	Month	Consumer Price Index6

	28-Feb	10,000
1950	28-Feb	10,000
	31-Oct	10,468
1951	11/50	10,511
	31-Oct	11,149
1952	28-Feb	11,191
	31-Aug	11,362
	31-Oct	11,362
1953	28-Feb	11,277
	31-Oct	11,489
1954	31-Jan	11,447
	30-Apr	11,404
	31-Oct	11,404
1955	12/54	11,362
	30-Sep	11,447
	31-Oct	11,447
1956	12/55	11,404
	31-Oct	11,702
1957	11/56	11,702
	31-Jul	12,043
	31-Oct	12,043
1958	11/57	12,085
	31-Jul	12,340
	31-Oct	12,298
1959	12/58	12,298
	31-Oct	12,511
1960	31-Jan	12,468
	31-Oct	12,681
1961	11/60	12,681
	31-Jul	12,766
	31-Oct	12,766
1962	11/61	12,766
	30-Sep	12,936
	31-Oct	12,936
1963	11/62	12,936
	31-Oct	13,106
1964	11/63	13,106
	31-Jul	13,234
	31-Oct	13,234
1965	11/64	13,277
	31-Oct	13,489
1966	11/65	13,489
	31-Oct	14,000
1967	11/66	14,000
	31-Oct	14,340
1968	11/67	14,383
	31-Oct	15,021
1969	11/68	15,064
	31-Oct	15,872
1970	11/69	15,957
	31-Oct	16,766
1971	11/70	16,851
	31-Oct	17,404
1972	11/71	17,404
	31-Oct	18,000
1973	11/72	18,043
	31-Oct	19,404
1974	11/73	19,532
	31-Oct	21,745
1975	11/74	21,915
	31-Oct	23,362
1976	11/75	23,532
	31-Oct	24,638
1977	11/76	24,681
	31-Oct	26,213
1978	11/77	26,340
	31-Oct	28,553
1979	11/78	28,681
	31-Oct	32,000
1980	11/79	32,298
	31-Oct	36,085
1981	11/80	36,383
	31-Oct	39,745
1982	11/81	39,872
	31-Oct	41,787
1983	12/82	41,532
	31-Oct	42,979
1984	11/83	43,064
	31-Oct	44,809
1985	11/84	44,809
	31-Oct	46,255
1986	4	46,213
	31-Oct	46,936
1987	11/86	46,979
	31-Oct	49,064
1988	11/87	49,106
	31-Oct	51,149
1989	11/88	51,191
	31-Oct	53,447
1990	11/89	53,574
	31-Oct	56,809
1991	11/90	56,936
	31-Oct	58,468
1992	11/91	58,638
	31-Oct	60,340
1993	12/92	60,383
	31-Oct	62,000
1994	11/93	62,043
	31-Oct	63,617
1995	11/94	63,702
	31-Oct	65,404
1996	12/95	65,319
	31-Oct	67,362
1997	11/96	67,489
	31-Oct	68,766
1998	12/97	68,638
	31-Oct	69,787
1999	12/98	69,745
	31-Oct	71,574
2000	11/99	71,617
	31-Oct	74,043
2001	12/00	74,043
	9/01	75,872
	31-Oct	75,617
2002	12/01	75,192
	31-Oct	77,149
2003	12/02	76,979
	9/03	78,809
	31-Oct	78,723
2004	16-Dec	78,426
	10/31/2004	81,234
2005	12/16/2004	80,979
	10/31/2005	84,766
2006	12/16/2005	83,745
	8/16/2006	86,766
	10/31/2006	85,872
2007	11/16/2006	85,745
	10/16/2007	88,909
	10/31/2007	88,909
2008	11/1/2007	88,909
	7/16/2008	93,602
	10/31/2008	92,159
2009	11/3/2008	92,159
	12/16/2008	89,459
	10/31/2009	91,990
2010	12/16/2009	91,893
	9/16/2010	92,953
	10/31/2010	93,069
2010	12/16/2009	91,893
	9/16/2010	92,953
	10/31/2010	93,069
2011	11/1/2010	93,068
	9/16/2011	96,549
	10/31/2011	96,349
[end mountain chart]

Year ended	19507	1951	1952	1953	1954	1955	1956
October 31

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	$0.3	0.5	0.5	0.6	0.6	0.7	0.8
Value at year-end	$10.0	12.2	13.2	14.1	19.3	25.1	29.7
Dividends excluded9	$0.3	0.5	0.5	0.5	0.5	0.5	0.6
Value at year-end	$9.7	11.3	11.7	12.0	15.9	20.1	23.1

Annual percentage returns assuming reinvestment of dividends
Income return	3.1%	5.3	4.3	4.4	4.4	3.5	3.2
Capital return	(2.9)	16.8	3.3	2.5	32.4	26.6	15.2
AMF total return	0.2	22.1	7.6	6.9	36.8	30.1	18.4

Year ended	1957	1958	1959	1960	1961	1962	1963
October 31

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	0.9	1.0	1.0	1.2	1.3	1.4	1.5
Value at year-end	28.1	36.1	41.5	40.9	54.3	46.6	61.3
Dividends excluded9	0.7	0.8	0.8	0.9	0.9	0.9	1.0
Value at year-end	21.2	26.5	29.7	28.4	36.8	30.7	39.3

Annual percentage returns assuming reinvestment of dividends
Income return	3.1	3.6	2.9	2.9	3.1	2.5	3.3
Capital return	(8.5)	25.2	11.9	(4.4)	29.9	(16.8)	28.3
AMF total return	(5.4)	28.8	14.8	(1.5)	33.0	(14.3)	31.6

Year ended	1964	1965	1966	1967	1968	1969	1970
October 31

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	1.7	1.8	2.3	2.6	3.2	3.8	4.2
Value at year-end	71.4	79.9	77.6	92.8	109.6	103.2	93.4
Dividends excluded9	1.1	1.1	1.4	1.5	1.8	2.1	2.2
Value at year-end	44.6	48.8	46.1	53.6	61.3	55.7	48.1

Annual percentage returns assuming reinvestment of dividends
Income return	2.8	2.6	2.8	3.3	3.4	3.4	4.0
Capital return	13.6	9.4	(5.6)	16.3	14.6	(9.2)	(13.6)
AMF total return	16.4	12.0	(2.8)	19.6	18.0	(5.8)	(9.6)

Year ended	1971	1972	1973	1974	1975	1976	1977
October 31

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	4.4	4.7	5.1	7.3	7.3	7.9	8.6
Value at year-end	112.9	125.2	124.8	105.1	132.2	167.4	176.4
Dividends excluded9	2.2	2.3	2.4	3.3	3.1	3.1	3.2
Value at year-end	56.0	59.7	57.1	45.0	53.3	64.3	64.6

Annual percentage returns assuming reinvestment of dividends
Income return	4.7	4.2	4.0	5.8	6.9	6.0	5.1
Capital return	16.2	6.7	(4.3)	(21.6)	18.9	20.6	0.3
AMF total return	20.9	10.9	(0.3)	(15.8)	25.8	26.6	5.4

Year ended	1978	1979	1980	1981	1982	1983	1984
October 31

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	10.0	11.3	13.9	16.4	26.8	26.2	26.6
Value at year-end	198.9	232.8	303.6	334.1	426.4	544.9	577.2
Dividends excluded9	3.6	3.9	4.5	5.0	7.8	7.1	6.9
Value at year-end	69.1	77.0	95.4	99.9	118.2	143.3	144.4

Annual percentage returns assuming reinvestment of dividends
Income return	5.7	5.7	6.0	5.4	8.0	6.2	4.9
Capital return	7.1	11.3	24.4	4.7	19.6	21.6	1.0
AMF total return	12.8	17.0	30.4	10.1	27.6	27.8	5.9

Year ended	1985	1986	1987	1988	1989	1990	1991
October 31

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	30.1	34.1	39.3	50.0	59.9	66.1	71.8
Value at year-end	701.8	913.1	960.9	1,081.2	1,299.8	1,239.3	1,544.4
Dividends excluded9	7.4	8.0	8.9	10.8	12.3	13.0	13.4
Value at year-end	167.6	209.4	212.1	227.1	259.4	235.2	278.5

Annual percentage returns assuming reinvestment of dividends
Income return	5.2	4.9	4.3	5.2	5.5	5.1	5.8
Capital return	16.4	25.2	0.9	7.3	14.7	(9.8)	18.8
AMF total return	21.6	30.1	5.2	12.5	20.2	(4.7)	24.6

Year ended	1992	1993	1994	1995	1996	1997	1998
October 31

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	67.5	70.9	76.5	83.2	90.2	95.0	104.1
Value at year-end	1,690.0	2,004.9	2,039.9	2,473.4	2,940.7	3,652.2	4,205.5
Dividends excluded9	12.0	12.1	12.5	13.1	13.7	14.0	14.9
Value at year-end	292.2	333.6	326.4	381.2	438.6	529.4	594.2

Annual percentage returns assuming reinvestment of dividends
Income return	4.4	4.2	3.8	4.1	3.6	3.2	2.9
Capital return	5.0	14.4	(2.1)	17.2	15.3	21.0	12.2
AMF total return	9.4	18.6	1.7	21.3	18.9	24.2	15.1

Year ended	1999	2000	2001	2002	2003	2004	2005
October 31

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	110.5	132.2	145.4	121.4	115.8	105.4	112.3
Value at year-end	4,584.2	4,639.4	4,811.5	4,406.4	5,257.3	5,825.6	6,279.7
Dividends excluded9	15.5	18.0	19.2	15.6	14.5	12.9	13.5
Value at year-end	631.8	620.1	623.6	557.2	648.8	705.5	746.9

Annual percentage returns assuming reinvestment of dividends
Income return	2.6	2.9	3.1	2.5	2.6	2.0	1.9
Capital return	6.4	(1.7)	0.6	(10.9)	16.7	8.8	5.9
AMF total return	9.0	1.2	3.7	(8.4)	19.3	10.8	7.8

Year ended	2006	2007	2008	2009	2010	2011
October 31

Year-by-year summary of results (dollars in thousands)
Dividends reinvested8	135.1	157.0	175.0	206.6	198.1	192.0
Value at year-end	7,309.5	8,200.6	5,670.6	6,309.7	7,338.9	7,841.5
Dividends excluded9	15.9	18.2	19.8	22.7	21.0	19.9
Value at year-end	852.1	937.2	632.6	677.5	765.8	798.1

Annual percentage returns assuming reinvestment of dividends
Income return	2.2	2.1	2.1	3.6	3.1	2.6
Capital return	14.2	10.1	(33.0)	7.7	13.2	4.2
AMF total return	16.4	12.2	(30.9)	11.3	16.3	6.8

[Begin Sidebar]
Average annual total return for AMF’s lifetime
Income return	4.0%
Capital return	7.4%
AMF total return	11.4%
[End Sidebar]

The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3Includes reinvested capital gain distributions totaling $3,756,770 in the years 1950–2011 and reinvested dividends.
4The S&P 500 is unmanaged and, therefore, has no expenses.
5Includes reinvested capital gain distributions taken in shares totaling $589,593 but does not reflect income dividends taken in cash.
6Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics. It would take $96,349 to buy today what $10,000 bought when the fund began.
7For the period February 21, 1950 (when the fund began operations), through October 31, 1950.
8Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982, $3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990, $8,996 in 1991, $32,002 in 2009 and $20,477 in 2010.
9Includes special dividends of $746 in 1974, $407 in 1975, $2,251 in 1982, $1,099 in 1983, $1,339 in 1988, $2,069 in 1989, $1,895 in 1990, $1,707 in 1991, $3,570 in 2009 and $2,199 in 2010.

Why dividends are even more important in today’s volatile market

[photo of yellow wildflowers]
[photo of a purple flower]
[photo of a yellow wildflower]
[photo of a red flower bud]

During much of the past 12 months, investors have been rattled by natural disasters, such as the rare East Coast earthquake that shook the Washington Monument, spring floods in the eastern and southern parts of the United States and a devastating earthquake and tsunami in Japan. Meanwhile, financial and economic problems such as the European debt crisis, high unemployment in the U.S. and perceived political gridlock in Washington shook investor confidence.

One of the few bright spots was the growing profits of large U.S. companies. Most reported solid earnings, repaired their balance sheets and increased dividends to investors. For the 12 months ended October 31, 2011, 339 of the 500 companies in the Standard & Poor’s 500 Composite Index either increased or initiated a dividend payment, up from 236 during the previous 12 months.

In September, Microsoft’s board raised the software giant’s quarterly dividend to 20 cents a share, boosting the yield to 3%. Lockheed Martin, aerospace defense manufacturer, raised its quarterly dividend to $1 a share from 75 cents a share, a 33% increase.

Investors gain by investing in dividend-paying companies

Investing primarily in companies that pay dividends has always played a key role in American Mutual Fund’s investment history. Choosing companies with a dividend record has given AMF investors several long-term benefits.

“The first is stability,” says Joyce Gordon, president of AMF. “When the stock market falls, dividend payments can cushion the blow for AMF investors, reducing the volatility of the portfolio.” As long as the underlying company is strong and likely to continue paying dividends, those dividends tend to put a floor under the price of its stock, keeping it from falling as much as a pure growth stock without a dividend.

“Dividends have been an important component of investors’ total return because they can be reinvested, and a stock’s unrealized appreciation cannot,” points out Jim Dunton, vice chairman of AMF.

[photo of field of wildflowers - the sunsetting in the background]
[photo of a yellow and purple flowers]
The payment of regular and/or growing dividends is also the clearest signal an investor can receive on the financial health of a company and the discipline of its management. “A dividend policy shows that a company is shareholder friendly and not using all of the company’s cash to reinvest or make acquisitions,” Joyce says. “The cash on the books is the shareholders’ money, not the management’s money. They are using it prudently and sharing it with the shareholders — the owners — of the company.”

“If predictions of a slower economic recovery in the U.S. persist, dividends could be even more important to shareholders if stock price gains are muted in the coming months,” Jim says.

A history of dividend contributions to stock market returns

“Even though dividends have fallen in and out of fashion depending on market conditions, dividend income has always been an important part of the total return of the stock market over the long term,” says Jim. From February 21, 1950, when AMF was founded, to October 31, 2011, reinvested dividends accounted for about 35% of the average annual total return of the stock market.

However, dividends’ popularity faded during the 1990s as more and more investors moved toward investing in rapidly growing Internet and technology companies, most of which paid no dividends. “The stock market’s yearly total return was up more than 20% in six of 10 calendar years in the 1990s,” Jim says. “In that kind of environment, almost any kind of dividend yield was of secondary importance to rising stock prices.” The strategy worked until 2000, when stocks suffered a sharp two-and-a-half-year decline led by Internet companies.

Over its lifetime, AMF has earned a higher income return than the S&P 500. Since its inception in 1950, AMF has provided an average annual income return of 4.0%, compared with 3.7% for the unmanaged S&P 500 through October 31. “AMF offers investors an opportunity to receive regular income while at the same time experiencing the possibility of gains in the underlying stocks,” says Jim.

[Begin Sidebar]
Generally higher yields over time — AMF vs. the S&P 500

American Mutual Fund typically has had a higher dividend yield than the S&P 500. One reason for this: Many companies in the S&P 500 don’t pay dividends, while AMF primarily invests in those that do.

Distribution rate (%) at net asset value

[begin bar chart]
	AMF	S&P 500

10/31/1992	4.01%	2.95%
10/31/1993	3.52%	2.68%
10/31/1994	3.70%	2.76%
10/31/1995	3.35%	2.35%
10/31/1996	3.03%	2.10%
10/31/1997	2.55%	1.68%
10/31/1998	2.38%	1.46%
10/31/1999	2.29%	1.22%
10/31/2000	2.52%	1.15%
10/31/2001	2.96%	1.49%
10/31/2002	2.73%	1.81%
10/31/2003	2.21%	1.61%
10/31/2004	1.83%	1.68%
10/31/2005	1.81%	1.77%
10/31/2006	1.82%	1.76%
10/31/2007	1.91%	1.76%
10/31/2008	2.98%	2.99%
10/31/2009	3.35%	2.26%
10/31/2010	2.75%	1.89%
10/31/2011	2.49%	2.03%
[end bar chart]
[End Sidebar]

Why dividends are less volatile than stock prices

Dividends are more dependable and less volatile than stock prices. “Dividends are not based on investors’ perceptions but on a company’s actual operations and available cash,” says Joyce. “Stock prices are an indication of how much investors think a company is worth at any given moment. But stock prices can be volatile as investors’ views can change quickly and radically. Dividends, on the other hand, are based on a company’s free cash flow after its capital spending, debt repayment and general expenses. As a result, dividends tend to change much less dramatically than stock prices. Companies are reluctant to cut dividends because that is often interpreted as a sign of weakness by investors and typically damages the stock price.” When a company consistently has enough cash left over to pass on to investors as dividends, it is a likely indicator of healthy cash flows and good management.

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

[Begin Pull Quote]
“AMF offers investors an opportunity to receive regular income while at the same time experiencing the possibility of gains in the underlying stocks.”
— Jim Dunton
[End Pull Quote]

[Begin Sidebar]
How American Mutual Fund has fared during market declines*

Total returns for AMF and the S&P 500. (S&P 500 assumes monthly reinvestment of dividends.)

[begin bar chart]
				Total returns (%)
				AMF	S&P 500

Jan. 5, 1953	-	Sept. 14, 1953	Korean War ends; recession begins	(9.7)	(11.7)
Aug. 2, 1956	-	Oct. 22, 1957	Egypt seizes Suez Canal	(16.0)	(18.1)
Dec. 12, 1961	-	June 26, 1962	Kennedy confronts steel industry	(25.0)	(26.9)
Feb. 9, 1966	-	Oct. 7, 1966	Economy overheats, interest rates rise	(15.1)	(20.5)
Nov. 29, 1968	-	May 26, 1970	Vietnam War sparks civil unrest, recession	(31.8)	(33.0)
Jan. 11, 1973	-	Oct. 3, 1974	OPEC oil embargo; Watergate scandal	(32.2)	(44.8)
Sept. 21, 1976	-	March 6, 1978	Carter warns of energy crisis	3.1	(13.5)
Nov. 28, 1980	-	Aug. 12, 1982	Record-high interest rates	3.5	(20.2)
Aug. 25, 1987	-	Dec. 4, 1987	Overvalued stocks trigger market crash	(21.4)	(32.8)
July 16, 1990	-	Oct. 11, 1990	Iraq invades Kuwait	(12.1)	(19.2)
July 17, 1998	-	Aug. 31, 1998	“Asian flu” spreads to Russia	(12.1)	(19.1)
Mar. 24, 2000	-	Oct. 9, 2002	Internet bubble bursts	(7.1)	(47.4)
Oct. 9, 2007	-	Mar. 9, 2009	Global financial crisis	(48.3)	(55.2)
Apr. 29, 2011	-	Oct. 3, 2011	U.S. and Europe debt crisis	(14.5)	(18.6)
[end bar chart]

*Major stock market declines are defined as a decline in price of 15% or more without dividends reinvested. There have been periods in which the fund has lagged the S&P 500, particularly in strong markets.

[End Sidebar]

[photo of wildflowers - a river in the background]
When the stock market has fallen, dividend payments have cushioned the blow for investors. “When dividends of solid companies provide above-average yields, their downside stock price risk is muted,” says Jim. “When the market starts going down, a dividend-paying stock’s yield starts rising. Very often the stock price of a solid company stops declining because the stock’s dividend yield itself has become sufficiently attractive to investors compared with alternative investments. When you put together a whole portfolio of solid, dividend-paying stocks, the entire portfolio can be similarly protected.” As the chart on pages 10–11 shows, AMF had better results than the stock market in all 14 stock market declines of 15% or more since the fund began operations in February 1950. Of course, there have been periods when the fund has lagged the S&P 500, particularly in strong markets.

“The discipline of dividends makes management more sensible,” Jim says. “It acts like a brake on management excess. Having to set aside money every year to pay dividends helps keep managements focused and keeps them away from pursuing marginal, less profitable projects simply because they have the money available.”

Especially useful for retirees’ income

“If you are retired and living off your income, your main financial danger is that you start eating into your principal for living expenses too soon and run out of money,” Jim says. “So the more you get a stream of income up front — like dividend payments — the less you have to worry about eating into your principal. Also, AMF’s strategy of investing in higher quality, less volatile companies has produced less of a loss of principal during market declines. So it’s the dividend income and the lower volatility that are helpful to retirees.”

Growing dividends are important. When you look at the S&P 500 stocks, dividends over the past 70 years have grown about 6% annually while inflation has risen by 4%, says Jim. “This was a good deal for retirees. It allowed their standard of living to go up and not down as they lived off the income.”

[Begin Sidebar]
American Mutual Fund’s portfolio counselors

American Mutual Fund’s six portfolio counselors have an average 26 years of investment experience.* Their knowledge and wisdom have helped them manage the fund through many stock market cycles.

Years of
investment
Portfolio counselor	experience*

James K. Dunton	49
Joyce E. Gordon	30
James B. Lovelace	29
Will Robbins	18
James Terrile	16
Dylan Yolles	13

*Years of experience as of October 31, 2011.
[End Sidebar]

[Begin Sidebar]
Above-average returns with less volatility

American Mutual Fund strives to meet its objectives. If we look back 10 years, as shown below, the fund has provided higher returns than those of its three benchmarks. It accomplished this with lower volatility.

For the 10-year period ended October 31, 2011

[information illustrated in graphic format and table format]

	Average
	annual
	total return	Volatility

AMF	5.01%	13.02
S&P 500	3.69	16.01
Lipper Growth and Income Funds Index	3.96	15.63
Lipper Large-Cap Core Funds Index	2.89	15.50

Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility. Standard & Poor’s 500 Composite Index is an unmanaged index of 500 large-company stocks selected to represent the stock market. The Lipper Large-Cap Core Funds Index is an equally weighted index of the 30 largest mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. The Lipper Growth and Income Funds Index is an equally weighted index of the 30 largest mutual funds that combine a growth orientation with the pursuit of income.
[End Sidebar]

[photo of a field of wildflowers during sunset - a river and hills in the background]

The importance of research in finding quality, dividend-paying stocks

It’s not enough, however, to invest simply in companies with an impressive dividend yield. “You have to understand how sustainable a company’s dividend is,” Joyce says. “And that takes intense, on-the-ground research, a hallmark of Capital Research and Management Company, the fund’s adviser. We have to understand a company’s fundamentals and management philosophy. In addition to in-depth meetings with managements, our investment analysts round out their knowledge by talking to competitors, suppliers and customers. We have to come to a conclusion on whether a company’s management can deliver on their plans and will be able to keep their commitment to increase their dividend.”

American Mutual Fund has provided solid returns and lower volatility throughout its 61-year lifetime by investing in a select list of high-quality stocks, focusing on industry leaders and choosing only companies that pay dividends. Jim says dividends are also attractive considering the uncertain times in which we live. “Dividends can’t be faked. They are reliable. They are not dependent on what someone else wants to pay for your stock.” ■

Summary investment portfolio  October 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	Percent of net assets
Industrials	15.84%
Consumer discretionary	12.27
Information technology	10.26
Health care	9.75
Energy	8.73
Other industries	31.49
Convertible securities	0.20
Bonds & notes	3.60
Short-term securities & other assets less liabilities	7.86
[end pie chart]

			Percent
		Value	of net
Common stocks - 88.34%	Shares	(000)	assets

Energy - 8.73%
Chevron Corp.	2,098,911	$220,491	1.19%
ConocoPhillips	4,317,900	300,742	1.62
Devon Energy Corp.	1,925,000	125,029	.67
Royal Dutch Shell PLC, Class A (ADR)	5,806,000	411,703
Royal Dutch Shell PLC, Class B (ADR)	1,172,000	84,150	2.67
Other securities		479,321	2.58
		1,621,436	8.73

Materials - 4.19%
Air Products and Chemicals, Inc.	1,535,000	132,225	.71
Dow Chemical Co.	10,826,400	301,840	1.63
MeadWestvaco Corp.	5,749,864	160,479	.86
Praxair, Inc.	1,302,700	132,445	.71
Other securities		51,302	.28
		778,291	4.19

Industrials - 15.84%
3M Co.	3,135,000	247,728	1.33
CSX Corp.	11,272,500	250,362	1.35
Emerson Electric Co.	4,230,000	203,548	1.10
General Electric Co.	8,417,500	140,656	.76
Lockheed Martin Corp.	1,845,000	140,036	.75
Union Pacific Corp.	2,005,300	199,668	1.08
United Parcel Service, Inc., Class B	3,530,000	247,947	1.34
United Technologies Corp.	5,076,100	395,834	2.13
W.W. Grainger, Inc.	785,000	134,478	.72
Waste Management, Inc.	4,845,400	159,559	.86
Other securities		820,409	4.42
		2,940,225	15.84

Consumer discretionary - 12.27%
Comcast Corp., Class A	7,255,000	170,130
Comcast Corp., Class A, special nonvoting shares	1,500,000	34,500	1.10
Darden Restaurants, Inc.	4,820,000	230,781	1.24
Garmin Ltd.	4,150,000	142,718	.77
Home Depot, Inc.	10,950,000	392,010	2.11
Mattel, Inc.	4,950,000	139,788	.75
Staples, Inc.	6,230,000	93,201	.50
Time Warner Cable Inc.	2,593,937	165,208	.89
Time Warner Inc.	4,169,333	145,885	.79
YUM! Brands, Inc.	2,980,000	159,638	.86
Other securities		604,420	3.26
		2,278,279	12.27

Consumer staples - 6.13%
Kimberly-Clark Corp.	2,140,000	149,179	.80
Kraft Foods Inc., Class A	11,839,700	416,521	2.24
PepsiCo, Inc.	2,336,800	147,102	.79
Other securities		425,443	2.30
		1,138,245	6.13

Health care - 9.75%
Abbott Laboratories	8,718,000	469,639	2.53
Amgen Inc.	3,105,000	177,823	.96
Bristol-Myers Squibb Co.	12,012,500	379,475	2.04
Merck & Co., Inc.	6,718,302	231,782	1.25
Pfizer Inc	9,520,000	183,355	.99
Other securities		367,091	1.98
		1,809,165	9.75

Financials - 5.88%
JPMorgan Chase & Co.	4,983,000	173,209	.93
Other securities		918,285	4.95
		1,091,494	5.88

Information technology - 10.26%
Intel Corp.	5,818,000	142,774	.77
International Business Machines Corp.	2,116,000	390,677	2.10
Microsoft Corp.	15,009,198	399,695	2.15
Oracle Corp.	3,985,000	130,588	.70
Texas Instruments Inc.	5,120,000	157,338	.85
Other securities		684,352	3.69
		1,905,424	10.26

Telecommunication services - 6.89%
AT&T Inc.	18,383,700	538,826	2.90
BCE Inc.	3,750,000	148,538	.80
Verizon Communications Inc.	14,819,500	548,025	2.95
Other securities		44,627	.24
		1,280,016	6.89

Utilities - 6.57%
Duke Energy Corp.	10,005,000	204,302	1.10
Exelon Corp.	3,093,720	137,330	.74
FirstEnergy Corp.	3,927,728	176,591	.95
Other securities		700,728	3.78
		1,218,951	6.57

Miscellaneous - 1.83%
Other common stocks in initial period of acquisition		339,492	1.83

Total common stocks (cost: $14,096,790,000)		16,401,018	88.34

			Percent
		Value	of net
Convertible securities - 0.20%	Shares	(000)	assets

Other - 0.20%
Other securities		37,629	.20

Total convertible securities (cost: $32,049,000)		37,629	.20

	Principal		Percent
	amount	Value	of net
Bonds & notes - 3.60%	(000)	(000)	assets
Consumer discretionary - 0.51%
Staples, Inc. 9.75% 2014	$81,450	94,054	.51

Financials - 2.11%
JPMorgan Chase & Co. 4.75% 2013	5,000	5,260
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated) (1)	114,579	123,789	.69
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated) (1)	118,466	127,351	.69
Other securities		136,059	.73
		392,459	2.11

Telecommunication services - 0.14%
Verizon Communications Inc. 5.55%-8.50% 2014-2018	20,000	25,851	.14

Mortgage-backed obligations (2) - 0.16%
Fannie Mae 4.00%-4.50% 2024	27,986	29,639	.16

Bonds & notes of U.S. government agencies - 0.28%
Fannie Mae 2.50% 2014	25,775	27,073	.14
Freddie Mac 1.75% 2012	25,240	25,475	.14
		52,548	.28

Other - 0.40%
Other securities		74,131	.40

Total bonds & notes (cost: $584,911,000)		668,682	3.60

	Principal		Percent
	amount	Value	of net
Short-term securities - 7.58%	(000)	(000)	assets

Fannie Mae 0.04%-0.23% due 11/2/2011-7/16/2012	268,300	268,248	1.44
Federal Home Loan Bank 0.15%-0.30% due 11/18/2011-6/15/2012	304,970	304,904	1.64
Freddie Mac 0.12%-0.21% due 11/1/2011-8/14/2012	190,450	190,387	1.03
General Electric Capital Corp. 0.16% due 11/4/2011	33,200	33,199
General Electric Capital Services, Inc. 0.23% due 1/26/2012	38,600	38,583	.39
IBM Corp. 0.05% due 11/8/2011 (3)	37,700	37,700	.20
Other securities		533,262	2.88

Total short-term securities (cost: $1,406,132,000)		1,406,283	7.58

Total investment securities (cost: $16,119,882,000)		18,513,612	99.72
Other assets less liabilities		52,159	.28

Net assets		$18,565,771	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a total value of $3,519,000, which represented .02% of the net assets of the fund) was valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $406,749,000, which represented 2.19% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value (cost: $16,119,882)		$18,513,612
Cash		651
Receivables for:
Sales of investments	$50,451
Sales of fund's shares	27,812
Dividends and interest	46,661	124,924
		18,639,187
Liabilities:
Payables for:
Purchases of investments	33,170
Repurchases of fund's shares	26,678
Investment advisory services	3,960
Services provided by related parties	7,748
Trustees' deferred compensation	1,804
Other	56	73,416
Net assets at October 31, 2011		$18,565,771

Net assets consist of:
Capital paid in on shares of beneficial interest		$16,776,730
Undistributed net investment income		63,853
Accumulated net realized loss		(668,548)
Net unrealized appreciation		2,393,736
Net assets at October 31, 2011		$18,565,771

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (731,432 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$13,549,339	533,275	25.41
Class B	274,942	10,907	25.21
Class C	737,051	29,318	25.14
Class F-1	743,956	29,372	25.33
Class F-2	541,789	21,326	25.41
Class 529-A	373,156	14,711	25.37
Class 529-B	25,384	1,004	25.28
Class 529-C	101,762	4,029	25.26
Class 529-E	19,590	775	25.29
Class 529-F-1	22,155	872	25.39
Class R-1	34,613	1,372	25.22
Class R-2	167,043	6,631	25.19
Class R-3	409,944	16,228	25.26
Class R-4	272,057	10,734	25.35
Class R-5	255,263	10,046	25.41
Class R-6	1,037,727	40,832	25.41

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $7,008)	$534,986
Interest	53,506	$588,492

Fees and expenses*:
Investment advisory services	47,647
Distribution services	50,586
Transfer agent services	15,438
Administrative services	6,510
Reports to shareholders	935
Registration statement and prospectus	472
Trustees' compensation	413
Auditing and legal	122
Custodian	109
State and local taxes	135
Other	768	123,135
Net investment income		465,357

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain on:
Investments	336,569
Currency transactions	102	336,671
Net unrealized appreciation on:
Investments	359,652
Currency translations	6	359,658
Net realized gain and unrealized appreciation
on investments and currency		696,329
Net increase in net assets resulting
from operations		$1,161,686

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended October 31
	2011	2010
Operations:
Net investment income	$465,357	$416,911
Net realized gain on investments and currency transactions	336,671	360,866
Net unrealized appreciation on investments and currency translations	359,658	1,604,214
Net increase in net assets resulting from operations	1,161,686	2,381,991

Dividends paid to shareholders from net investment income	(446,467)	(448,924)

Net capital share transactions	723,263	544,345

Total increase in net assets	1,438,482	2,477,412

Net assets:
Beginning of year	17,127,289	14,649,877
End of year (including undistributed and distributions in excess of
net investment income: $63,853 and $(4,994), respectively)	$18,565,771	$17,127,289

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American Mutual Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives – current income, growth of capital and conservation of principal – through investments in companies that participate in the growth of the American economy. Effective January 1, 2011, the fund reorganized from a Maryland corporation to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Energy	$1,621,436	$-	$-	$1,621,436
Materials	778,291	-	-	778,291
Industrials	2,940,225	-	-	2,940,225
Consumer discretionary	2,278,279	-	-	2,278,279
Consumer staples	1,138,245	-	-	1,138,245
Health care	1,809,165	-	-	1,809,165
Financials	1,091,494	-	-	1,091,494
Information technology	1,905,424	-	-	1,905,424
Telecommunication services	1,280,016	-	-	1,280,016
Utilities	1,218,951	-	-	1,218,951
Miscellaneous	339,492	-	-	339,492
Convertible securities	34,110	3,519	-	37,629
Bonds & notes	-	668,682	-	668,682
Short-term securities	-	1,406,283	-	1,406,283
Total	$16,435,128	$2,078,484	$-	$18,513,612

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities for tax years before 2006.

Non-U.S. taxation – Dividend income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2011, the fund reclassified $49,982,000 from accumulated net realized loss to undistributed net investment income; $25,000 from undistributed net investment income to capital paid in on shares of beneficial interest; and $3,000 from capital paid in on shares of beneficial interest to accumulated net realized loss to align financial reporting with tax reporting.

As of October 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$66,393
Capital loss carryforward expiring 2017*	(663,964)
Gross unrealized appreciation on investment securities	3,064,360
Gross unrealized depreciation on investment securities	(676,484)
Net unrealized appreciation on investment securities	2,387,876
Cost of investment securities	16,125,736

*Reflects the utilization of capital loss carryforwards of $306,896,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2011	2010
Class A	$338,966	$362,168
Class B	5,644	8,650
Class C	12,517	13,738
Class F-1	16,955	13,672
Class F-2	11,932	6,279
Class 529-A	8,386	7,448
Class 529-B	471	701
Class 529-C	1,578	1,524
Class 529-E	395	357
Class 529-F-1	486	335
Class R-1	568	494
Class R-2	2,748	2,948
Class R-3	7,889	5,893
Class R-4	5,939	3,838
Class R-5	6,037	4,488
Class R-6	25,956	16,391
Total	$446,467	$448,924

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.384% on the first $1 billion of daily net assets and decreasing to 0.225% on such assets in excess of $21 billion. For the year ended October 31, 2011, the investment advisory services fee was $47,647,000, which was equivalent to an annualized rate of 0.258% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$31,928	$15,062	Not applicable	Not applicable	Not applicable
Class B	3,329	376	Not applicable	Not applicable	Not applicable
Class C	7,446	Included in administrative services	$1,017	$151	Not applicable
Class F-1	1,732		902	40	Not applicable
Class F-2	Not applicable		653	16	Not applicable
Class 529-A	734		360	54	$351
Class 529-B	299		30	9	30
Class 529-C	976		100	25	98
Class 529-E	93		17	3	18
Class 529-F-1	-		19	3	19
Class R-1	336		47	8	Not applicable
Class R-2	1,238		247	469	Not applicable
Class R-3	1,857		554	187	Not applicable
Class R-4	618		366	9	Not applicable
Class R-5	Not applicable		228	5	Not applicable
Class R-6	Not applicable		472	3	Not applicable
Total	$50,586	$15,438	$5,012	$982	$516

Trustees’ deferred compensation –Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $413,000, shown on the accompanying financial statements, includes $472,000 in current fees (either paid in cash or deferred) and a net decrease of $59,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2011
Class A	$1,785,225	69,986	$321,641	12,693	$(2,159,138)	(84,676)	$(52,272)	(1,997)
Class B	18,231	721	5,535	220	(134,441)	(5,305)	(110,675)	(4,364)
Class C	157,546	6,218	12,075	481	(151,561)	(6,016)	18,060	683
Class F-1	357,157	14,048	15,683	621	(221,001)	(8,726)	151,839	5,943
Class F-2	263,318	10,412	9,991	395	(87,271)	(3,431)	186,038	7,376
Class 529-A	89,650	3,508	8,384	331	(40,191)	(1,574)	57,843	2,265
Class 529-B	1,845	71	471	19	(10,981)	(432)	(8,665)	(342)
Class 529-C	26,821	1,054	1,578	63	(14,628)	(577)	13,771	540
Class 529-E	4,634	182	395	16	(2,224)	(87)	2,805	111
Class 529-F-1	10,724	418	486	19	(2,490)	(98)	8,720	339
Class R-1	15,098	593	563	22	(10,939)	(435)	4,722	180
Class R-2	57,450	2,261	2,740	109	(53,062)	(2,087)	7,128	283
Class R-3	186,933	7,328	7,886	313	(103,188)	(4,058)	91,631	3,583
Class R-4	138,978	5,445	5,935	235	(68,879)	(2,707)	76,034	2,973
Class R-5	129,921	5,013	6,031	238	(80,850)	(3,215)	55,102	2,036
Class R-6	238,652	9,355	25,956	1,025	(43,426)	(1,696)	221,182	8,684
Total net increase (decrease)	$3,482,183	136,613	$425,350	16,800	$(3,184,270)	(125,120)	$723,263	28,293

Year ended October 31, 2010
Class A	$1,451,908	62,529	$338,218	14,510	$(2,121,893)	(91,666)	$(331,767)	(14,627)
Class B	17,406	756	8,432	364	(131,839)	(5,725)	(106,001)	(4,605)
Class C	121,571	5,287	12,883	558	(132,169)	(5,768)	2,285	77
Class F-1	212,615	9,199	12,348	532	(116,139)	(5,030)	108,824	4,701
Class F-2	212,772	9,226	4,958	213	(34,775)	(1,500)	182,955	7,939
Class 529-A	67,442	2,908	7,446	320	(31,772)	(1,373)	43,116	1,855
Class 529-B	1,423	62	701	30	(8,020)	(347)	(5,896)	(255)
Class 529-C	20,203	875	1,523	66	(11,238)	(489)	10,488	452
Class 529-E	3,295	142	357	15	(1,641)	(72)	2,011	85
Class 529-F-1	4,163	180	335	14	(1,894)	(82)	2,604	112
Class R-1	14,669	639	492	21	(5,934)	(257)	9,227	403
Class R-2	43,095	1,872	2,938	127	(41,857)	(1,829)	4,176	170
Class R-3	158,539	6,919	5,856	253	(67,586)	(2,942)	96,809	4,230
Class R-4	131,443	5,669	3,835	165	(36,696)	(1,577)	98,582	4,257
Class R-5	106,831	4,616	4,465	192	(42,079)	(1,810)	69,217	2,998
Class R-6†	373,172	16,240	16,390	703	(31,847)	(1,386)	357,715	15,557
Total net increase (decrease)	$2,940,547	127,119	$421,177	18,083	$(2,817,379)	(121,853)	$544,345	23,349

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,234,076,000 and $3,826,049,000, respectively, during the year ended October 31, 2011.

Financial highlights

		Income (loss) from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(3)	Ratio of net income to average net assets(3)
Class A:
Year ended 10/31/2011	$24.38	$.66	$1.00	$1.66	$(.63)	$-	$(.63)	$25.41	6.85%	$13,549	.62%	.62%	2.57%
Year ended 10/31/2010	21.57	.62	2.86	3.48	(.67)	-	(.67)	24.38	16.31	13,051	.63	.63	2.69
Year ended 10/31/2009	20.20	.59	1.56	2.15	(.72)	(.06)	(.78)	21.57	11.27	11,862	.67	.66	3.05
Year ended 10/31/2008	31.29	.60	(9.76)	(9.16)	(.64)	(1.29)	(1.93)	20.20	(30.85)	11,499	.60	.57	2.28
Year ended 10/31/2007	29.14	.64	2.83	3.47	(.61)	(.71)	(1.32)	31.29	12.19	17,809	.58	.56	2.09
Class B:
Year ended 10/31/2011	24.19	.46	.99	1.45	(.43)	-	(.43)	25.21	6.01	275	1.39	1.39	1.81
Year ended 10/31/2010	21.41	.44	2.83	3.27	(.49)	-	(.49)	24.19	15.40	369	1.40	1.40	1.93
Year ended 10/31/2009	20.05	.44	1.56	2.00	(.58)	(.06)	(.64)	21.41	10.45	426	1.45	1.44	2.29
Year ended 10/31/2008	31.06	.40	(9.69)	(9.29)	(.43)	(1.29)	(1.72)	20.05	(31.37)	455	1.37	1.34	1.52
Year ended 10/31/2007	28.95	.40	2.80	3.20	(.38)	(.71)	(1.09)	31.06	11.28	756	1.36	1.33	1.32
Class C:
Year ended 10/31/2011	24.13	.44	1.00	1.44	(.43)	-	(.43)	25.14	5.97	737	1.43	1.43	1.75
Year ended 10/31/2010	21.36	.43	2.82	3.25	(.48)	-	(.48)	24.13	15.34	691	1.46	1.46	1.86
Year ended 10/31/2009	20.01	.43	1.55	1.98	(.57)	(.06)	(.63)	21.36	10.39	610	1.48	1.47	2.24
Year ended 10/31/2008	31.00	.38	(9.66)	(9.28)	(.42)	(1.29)	(1.71)	20.01	(31.40)	578	1.42	1.39	1.47
Year ended 10/31/2007	28.89	.38	2.80	3.18	(.36)	(.71)	(1.07)	31.00	11.26	922	1.41	1.38	1.27
Class F-1:
Year ended 10/31/2011	24.31	.64	1.00	1.64	(.62)	-	(.62)	25.33	6.79	744	.66	.66	2.52
Year ended 10/31/2010	21.51	.61	2.85	3.46	(.66)	-	(.66)	24.31	16.28	569	.67	.67	2.63
Year ended 10/31/2009	20.14	.59	1.56	2.15	(.72)	(.06)	(.78)	21.51	11.31	403	.67	.67	3.03
Year ended 10/31/2008	31.21	.59	(9.74)	(9.15)	(.63)	(1.29)	(1.92)	20.14	(30.89)	347	.64	.61	2.25
Year ended 10/31/2007	29.07	.62	2.83	3.45	(.60)	(.71)	(1.31)	31.21	12.14	573	.63	.60	2.05
Class F-2:
Year ended 10/31/2011	24.38	.70	1.01	1.71	(.68)	-	(.68)	25.41	7.07	542	.42	.42	2.75
Year ended 10/31/2010	21.57	.65	2.88	3.53	(.72)	-	(.72)	24.38	16.57	340	.41	.41	2.81
Year ended 10/31/2009	20.20	.58	1.63	2.21	(.78)	(.06)	(.84)	21.57	11.58	130	.43	.43	2.86
Period from 8/5/2008 to 10/31/2008 (4)	25.64	.12	(5.39)	(5.27)	(.17)	-	(.17)	20.20	(20.69)	7	.09	.08	.54
Class 529-A:
Year ended 10/31/2011	24.34	.63	1.01	1.64	(.61)	-	(.61)	25.37	6.77	373	.70	.70	2.48
Year ended 10/31/2010	21.54	.60	2.85	3.45	(.65)	-	(.65)	24.34	16.20	303	.71	.71	2.59
Year ended 10/31/2009	20.17	.57	1.57	2.14	(.71)	(.06)	(.77)	21.54	11.22	228	.74	.74	2.95
Year ended 10/31/2008	31.25	.57	(9.74)	(9.17)	(.62)	(1.29)	(1.91)	20.17	(30.93)	189	.69	.66	2.19
Year ended 10/31/2007	29.11	.60	2.83	3.43	(.58)	(.71)	(1.29)	31.25	12.07	259	.68	.65	1.99
Class 529-B:
Year ended 10/31/2011	24.25	.43	1.00	1.43	(.40)	-	(.40)	25.28	5.87	25	1.50	1.50	1.70
Year ended 10/31/2010	21.46	.42	2.84	3.26	(.47)	-	(.47)	24.25	15.29	33	1.51	1.51	1.82
Year ended 10/31/2009	20.10	.42	1.56	1.98	(.56)	(.06)	(.62)	21.46	10.31	34	1.55	1.55	2.16
Year ended 10/31/2008	31.14	.36	(9.71)	(9.35)	(.40)	(1.29)	(1.69)	20.10	(31.47)	32	1.49	1.46	1.39
Year ended 10/31/2007	29.01	.36	2.82	3.18	(.34)	(.71)	(1.05)	31.14	11.19	46	1.48	1.46	1.19
Class 529-C:
Year ended 10/31/2011	24.24	.43	1.00	1.43	(.41)	-	(.41)	25.26	5.92	102	1.50	1.50	1.68
Year ended 10/31/2010	21.46	.41	2.84	3.25	(.47)	-	(.47)	24.24	15.27	85	1.50	1.50	1.80
Year ended 10/31/2009	20.10	.42	1.56	1.98	(.56)	(.06)	(.62)	21.46	10.33	65	1.54	1.54	2.15
Year ended 10/31/2008	31.13	.36	(9.70)	(9.34)	(.40)	(1.29)	(1.69)	20.10	(31.45)	54	1.48	1.46	1.40
Year ended 10/31/2007	29.01	.36	2.81	3.17	(.34)	(.71)	(1.05)	31.13	11.17	77	1.48	1.45	1.19
Class 529-E:
Year ended 10/31/2011	24.27	.56	1.00	1.56	(.54)	-	(.54)	25.29	6.45	20	.98	.98	2.20
Year ended 10/31/2010	21.48	.53	2.85	3.38	(.59)	-	(.59)	24.27	15.87	16	1.00	1.00	2.30
Year ended 10/31/2009	20.12	.51	1.57	2.08	(.66)	(.06)	(.72)	21.48	10.88	12	1.04	1.03	2.66
Year ended 10/31/2008	31.17	.50	(9.72)	(9.22)	(.54)	(1.29)	(1.83)	20.12	(31.11)	10	.97	.95	1.91
Year ended 10/31/2007	29.04	.51	2.82	3.33	(.49)	(.71)	(1.20)	31.17	11.74	14	.97	.95	1.70

Class 529-F-1:
Year ended 10/31/2011	$24.37	$.68	$1.01	$1.69	$(.67)	$-	$(.67)	$25.39	6.96%	$22	.49%	.49%	2.67%
Year ended 10/31/2010	21.56	.65	2.86	3.51	(.70)	-	(.70)	24.37	16.47	13	.50	.50	2.79
Year ended 10/31/2009	20.19	.61	1.57	2.18	(.75)	(.06)	(.81)	21.56	11.44	9	.54	.53	3.14
Year ended 10/31/2008	31.28	.63	(9.76)	(9.13)	(.67)	(1.29)	(1.96)	20.19	(30.78)	6	.47	.45	2.41
Year ended 10/31/2007	29.13	.66	2.84	3.50	(.64)	(.71)	(1.35)	31.28	12.32	8	.47	.45	2.19
Class R-1:
Year ended 10/31/2011	24.21	.44	1.00	1.44	(.43)	-	(.43)	25.22	5.96	35	1.43	1.43	1.75
Year ended 10/31/2010	21.43	.42	2.85	3.27	(.49)	-	(.49)	24.21	15.38	29	1.45	1.45	1.84
Year ended 10/31/2009	20.07	.43	1.57	2.00	(.58)	(.06)	(.64)	21.43	10.43	17	1.48	1.47	2.22
Year ended 10/31/2008	31.10	.38	(9.70)	(9.32)	(.42)	(1.29)	(1.71)	20.07	(31.41)	13	1.41	1.38	1.47
Year ended 10/31/2007	28.97	.37	2.80	3.17	(.33)	(.71)	(1.04)	31.10	11.18	14	1.45	1.43	1.22
Class R-2:
Year ended 10/31/2011	24.18	.44	.99	1.43	(.42)	-	(.42)	25.19	5.94	167	1.45	1.45	1.73
Year ended 10/31/2010	21.40	.42	2.83	3.25	(.47)	-	(.47)	24.18	15.32	153	1.48	1.48	1.83
Year ended 10/31/2009	20.05	.40	1.56	1.96	(.55)	(.06)	(.61)	21.40	10.22	132	1.62	1.62	2.08
Year ended 10/31/2008	31.06	.36	(9.69)	(9.33)	(.39)	(1.29)	(1.68)	20.05	(31.47)	110	1.51	1.48	1.37
Year ended 10/31/2007	28.94	.38	2.81	3.19	(.36)	(.71)	(1.07)	31.06	11.24	161	1.49	1.41	1.24
Class R-3:
Year ended 10/31/2011	24.25	.56	1.00	1.56	(.55)	-	(.55)	25.26	6.43	410	.97	.97	2.21
Year ended 10/31/2010	21.46	.53	2.85	3.38	(.59)	-	(.59)	24.25	15.90	307	.99	.99	2.29
Year ended 10/31/2009	20.10	.51	1.57	2.08	(.66)	(.06)	(.72)	21.46	10.89	181	1.03	1.03	2.66
Year ended 10/31/2008	31.14	.50	(9.71)	(9.21)	(.54)	(1.29)	(1.83)	20.10	(31.10)	149	.96	.94	1.92
Year ended 10/31/2007	29.01	.52	2.81	3.33	(.49)	(.71)	(1.20)	31.14	11.76	228	.97	.95	1.71
Class R-4:
Year ended 10/31/2011	24.32	.64	1.01	1.65	(.62)	-	(.62)	25.35	6.81	272	.67	.67	2.50
Year ended 10/31/2010	21.53	.60	2.85	3.45	(.66)	-	(.66)	24.32	16.21	189	.68	.68	2.58
Year ended 10/31/2009	20.16	.57	1.58	2.15	(.72)	(.06)	(.78)	21.53	11.26	75	.71	.71	2.96
Year ended 10/31/2008	31.23	.58	(9.74)	(9.16)	(.62)	(1.29)	(1.91)	20.16	(30.90)	54	.66	.64	2.21
Year ended 10/31/2007	29.09	.61	2.82	3.43	(.58)	(.71)	(1.29)	31.23	12.08	70	.67	.65	2.00
Class R-5:
Year ended 10/31/2011	24.38	.72	1.00	1.72	(.69)	-	(.69)	25.41	7.11	255	.37	.37	2.81
Year ended 10/31/2010	21.57	.67	2.87	3.54	(.73)	-	(.73)	24.38	16.59	195	.38	.38	2.90
Year ended 10/31/2009	20.20	.65	1.55	2.20	(.77)	(.06)	(.83)	21.57	11.55	108	.40	.39	3.47
Year ended 10/31/2008	31.29	.65	(9.75)	(9.10)	(.70)	(1.29)	(1.99)	20.20	(30.69)	279	.36	.34	2.52
Year ended 10/31/2007	29.14	.71	2.82	3.53	(.67)	(.71)	(1.38)	31.29	12.42	283	.37	.35	2.32
Class R-6:
Year ended 10/31/2011	24.39	.73	1.00	1.73	(.71)	-	(.71)	25.41	7.12	1,038	.32	.32	2.86
Year ended 10/31/2010	21.58	.68	2.87	3.55	(.74)	-	(.74)	24.39	16.64	784	.33	.33	2.92
Six months ended 10/31/2009(4)	18.74	.31	2.86	3.17	(.33)	-	(.33)	21.58	16.99	358	.36 (5)	.36 (5)	3.03 (5)

	Year ended October 31
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	23%	20%	27%	23%	19%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Based on operations for the periods shown and, accordingly, is not representative of a full year.
(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Mutual Fund:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Mutual Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 13, 2011

Tax information
       unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2011:

Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$869,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Expense example
                  unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2011, through October 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2011	Ending account value 10/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$945.53	$2.99	.61%
Class A -- assumed 5% return	1,000.00	1,022.13	3.11	.61
Class B -- actual return	1,000.00	941.62	6.75	1.38
Class B -- assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class C -- actual return	1,000.00	941.42	6.95	1.42
Class C -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class F-1 -- actual return	1,000.00	945.19	3.19	.65
Class F-1 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 -- actual return	1,000.00	946.45	2.06	.42
Class F-2 -- assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 529-A -- actual return	1,000.00	945.03	3.43	.70
Class 529-A -- assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-B -- actual return	1,000.00	940.80	7.39	1.51
Class 529-B -- assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class 529-C -- actual return	1,000.00	940.99	7.34	1.50
Class 529-C -- assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-E -- actual return	1,000.00	943.52	4.75	.97
Class 529-E -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-F-1 -- actual return	1,000.00	945.70	2.40	.49
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.74	2.50	.49
Class R-1 -- actual return	1,000.00	941.59	7.00	1.43
Class R-1 -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-2 -- actual return	1,000.00	941.05	7.09	1.45
Class R-2 -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class R-3 -- actual return	1,000.00	943.59	4.75	.97
Class R-3 -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-4 -- actual return	1,000.00	945.15	3.28	.67
Class R-4 -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class R-5 -- actual return	1,000.00	946.32	1.82	.37
Class R-5 -- assumed 5% return	1,000.00	1,023.34	1.89	.37
Class R-6 -- actual return	1,000.00	946.57	1.52	.31
Class R-6 -- assumed 5% return	1,000.00	1,023.64	1.58	.31

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2011 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–4.14%	–0.60%	3.53%
Not reflecting CDSC	0.81	–0.26	3.53

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–0.28	–0.31	3.30
Not reflecting CDSC	0.71	–0.31	3.30

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	1.49	0.47	4.11

Class F-2 shares3 — first sold 8/5/08
Not reflecting annual asset-based fee charged
by sponsoring firm	1.77	—	0.62

Class 529-A shares4 — first sold 2/19/02
Reflecting 5.75% maximum sales charge	–4.34	–0.75	3.21
Not reflecting maximum sales charge	1.49	0.43	3.84

Class 529-B shares2,4 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–4.31	–0.72	3.11
Not reflecting CDSC	0.65	–0.38	3.11

Class 529-C shares4 — first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–0.30	–0.37	2.88
Not reflecting CDSC	0.69	–0.37	2.88

Class 529-E shares3,4 — first sold 3/7/02	1.21	0.14	2.81

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	1.70	0.64	5.51

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Louise H. Bryson, 67	2010	Chair Emerita of the Board of Trustees, J. Paul Getty
		Trust; former President, Distribution, Lifetime
		Entertainment Network; former Executive Vice
		President and General Manager, Lifetime Movie
		Network

Mary Anne Dolan, 64	1993	Founder and President, MAD Ink (communications
Chairman of the Board		company)
(Independent and
Non-Executive)

James G. Ellis, 64	2010	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Leonard R. Fuller, 65	2010	President and CEO, Fuller Consulting (financial
		management consulting firm)

William D. Jones, 56	2006	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

L. Daniel Jorndt, 70	2010	Retired

William H. Kling, 69	2006	President Emeritus, American Public Media

John C. Mazziotta, M.D., Ph.D.,	2011	Physician; Chair, Department of Neurology, University
62		of California at Los Angeles; Associate Director,
		Semel Institute, UCLA; Director, Brain Mapping
		Center, UCLA

John G. McDonald, 74	2010	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Bailey Morris-Eck, 67	1999	Director and Programming Chair, WYPR
		Baltimore/Washington (public radio station); Senior
		Adviser, Financial News (London); Senior Fellow,
		Institute for International Economics

Steven B. Sample, Ph.D., 71	1999	President Emeritus, University of Southern California

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Louise H. Bryson, 67	7	None

Mary Anne Dolan, 64	10	None
Chairman of the Board
(Independent and
Non-Executive)

James G. Ellis, 64	46	Quiksilver, Inc.

Leonard R. Fuller, 65	46	None

William D. Jones, 56	7	Sempra Energy

L. Daniel Jorndt, 70	4	None

William H. Kling, 69	10	None

John C. Mazziotta, M.D., Ph.D.,	4	None
62

John G. McDonald, 74	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Bailey Morris-Eck, 67	4	None

Steven B. Sample, Ph.D., 71	4	Intermec, Inc.

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

James K. Dunton, 73	1984	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management
		Company; Director, Capital Research and
		Management Company; Director, Capital Strategy
		Research, Inc.6

Joyce E. Gordon, 55	1996–2001	Senior Vice President — Capital Research Global
President	2005	Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.6

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

James K. Dunton, 73	19	None
Vice Chairman of the Board

Joyce E. Gordon, 55	2	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 34 for footnotes.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

James B. Lovelace, 55	2006	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.6

William L. Robbins, 43	2004	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;6 Director and
		Co-President, Capital Research Company;6 Director,
		The Capital Group Companies, Inc.6

Paul F. Roye, 58	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;6 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

J. Thomas Bevan, 45	2010	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company6

Christopher D. Buchbinder, 40	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director,
		Capital Research Company6

James Terrile, 46	2007	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Vincent P. Corti, 55	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 43	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Raymond F. Sullivan, Jr., 54	2011	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Dori Laskin, 60	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 37	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2011, portfolio of American Mutual Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-903-1211P

Litho in USA BBC/RRD/8052-S28691

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$76,000
2011	$77,000

b) Audit-Related Fees:
2010	$5,000
2011	$5,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$7,000
2011	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$999,000
2011	$1,005,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$13,000
2011	$36,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,426,000 for fiscal year 2010 and $1,615,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Mutual Fund®
Investment portfolio

October 31, 2011

Common stocks — 88.34%	Shares	Value (000)

ENERGY — 8.73%
Apache Corp.	733,400	$73,069
Baker Hughes Inc.	775,000	44,942
Chevron Corp.	2,098,911	220,491
ConocoPhillips	4,317,900	300,742
Devon Energy Corp.	1,925,000	125,029
EnCana Corp.	4,245,000	92,116
EOG Resources, Inc.	926,600	82,866
Marathon Oil Corp.	2,000,000	52,060
Royal Dutch Shell PLC, Class A (ADR)	5,806,000	411,703
Royal Dutch Shell PLC, Class B (ADR)	1,172,000	84,150
Schlumberger Ltd.	880,400	64,683
Spectra Energy Corp	2,430,500	69,585
		1,621,436

MATERIALS — 4.19%
Air Products and Chemicals, Inc.	1,535,000	132,225
CRH PLC (ADR)	985,000	18,134
Dow Chemical Co.	10,826,400	301,840
E.I. du Pont de Nemours and Co.	690,000	33,168
MeadWestvaco Corp.	5,749,864	160,479
Praxair, Inc.	1,302,700	132,445
		778,291

INDUSTRIALS — 15.84%
3M Co.	3,135,000	247,728
Avery Dennison Corp.	805,000	21,413
Boeing Co.	610,000	40,132
CSX Corp.	11,272,500	250,362
Eaton Corp.	800,000	35,856
Emerson Electric Co.	4,230,000	203,548
General Dynamics Corp.	1,481,000	95,065
General Electric Co.	8,417,500	140,656
Illinois Tool Works Inc.	850,000	41,336
Lockheed Martin Corp.	1,845,000	140,036
Norfolk Southern Corp.	700,000	51,793
Pentair, Inc.	1,800,000	64,710
Pitney Bowes Inc.	4,044,900	82,435
Precision Castparts Corp.	314,000	51,229
R.R. Donnelley & Sons Co.	7,567,657	123,353
Republic Services, Inc.	3,550,000	101,033
Rockwell Automation	900,000	60,885
Siemens AG (ADR)	125,000	13,121
Southwest Airlines Co.	4,450,000	38,048
Union Pacific Corp.	2,005,300	199,668
United Parcel Service, Inc., Class B	3,530,000	247,947
United Technologies Corp.	5,076,100	395,834
W.W. Grainger, Inc.	785,000	134,478
Waste Management, Inc.	4,845,400	159,559
		2,940,225

CONSUMER DISCRETIONARY — 12.27%
Carnival Corp., units	1,770,000	62,322
Comcast Corp., Class A	7,255,000	170,130
Comcast Corp., Class A, special nonvoting shares	1,500,000	34,500
Darden Restaurants, Inc.	4,820,000	230,781
Garmin Ltd.	4,150,000	142,718
Harley-Davidson, Inc.	2,886,400	112,281
Home Depot, Inc.	10,950,000	392,010
Johnson Controls, Inc.	3,175,000	104,553
Kohl’s Corp.	1,200,000	63,612
Mattel, Inc.	4,950,000	139,788
McDonald’s Corp.	1,200,000	111,420
McGraw-Hill Companies, Inc.	321,643	13,670
News Corp., Class A	3,850,000	67,452
Staples, Inc.	6,230,000	93,201
Time Warner Cable Inc.	2,593,937	165,208
Time Warner Inc.	4,169,333	145,885
VF Corp.	500,000	69,110
YUM! Brands, Inc.	2,980,000	159,638
		2,278,279

CONSUMER STAPLES — 6.13%
Avon Products, Inc.	1,905,000	34,823
Coca-Cola Co.	850,000	58,072
Colgate-Palmolive Co.	1,024,500	92,584
ConAgra Foods, Inc.	950,000	24,064
General Mills, Inc.	1,500,000	57,795
H.J. Heinz Co.	600,000	32,064
Kellogg Co.	900,000	48,789
Kimberly-Clark Corp.	2,140,000	149,179
Kraft Foods Inc., Class A	11,839,700	416,521
PepsiCo, Inc.	2,336,800	147,102
Procter & Gamble Co.	790,000	50,552
Sara Lee Corp.	1,500,000	26,700
		1,138,245

HEALTH CARE — 9.75%
Abbott Laboratories	8,718,000	469,639
Amgen Inc.	3,105,000	177,823
Bristol-Myers Squibb Co.	12,012,500	379,475
Cardinal Health, Inc.	1,305,000	57,772
Eli Lilly and Co.	3,125,000	116,125
Johnson & Johnson	600,000	38,634
Medtronic, Inc.	1,607,000	55,827
Merck & Co., Inc.	6,718,302	231,782
Novartis AG (ADR)	900,000	50,823
Pfizer Inc	9,520,000	183,355
Stryker Corp.	1,000,000	47,910
		1,809,165

FINANCIALS — 5.88%
Allstate Corp.	700,000	18,438
American Express Co.	1,250,000	63,275
Arthur J. Gallagher & Co.	2,623,427	81,064
Bank of New York Mellon Corp.	4,015,100	85,441
Bank of Nova Scotia	2,250,000	118,373
BB&T Corp.	680,000	15,871
Comerica Inc.	411,400	10,511
Cullen/Frost Bankers, Inc.	175,000	8,582
Hudson City Bancorp, Inc.	9,846,000	61,538
JPMorgan Chase & Co.	4,983,000	173,209
Lincoln National Corp.	413,300	7,873
Marsh & McLennan Companies, Inc.	2,224,423	68,112
NYSE Euronext	2,512,246	66,750
Old Republic International Corp.	6,200,000	54,808
Royal Bank of Canada	1,196,500	58,533
State Street Corp.	2,439,700	98,539
Toronto-Dominion Bank	584,000	43,964
Wells Fargo & Co.	2,185,000	56,613
		1,091,494

INFORMATION TECHNOLOGY — 10.26%
Analog Devices, Inc.	1,222,500	44,707
Applied Materials, Inc.	4,070,000	50,142
Automatic Data Processing, Inc.	2,000,000	104,660
Canon, Inc. (ADR)	495,000	22,547
Hewlett-Packard Co.	3,020,000	80,362
Intel Corp.	5,818,000	142,774
International Business Machines Corp.	2,116,000	390,677
KLA-Tencor Corp.	1,322,000	62,253
Linear Technology Corp.	3,300,000	106,623
Maxim Integrated Products, Inc.	2,370,000	61,999
Microchip Technology Inc.	1,500,000	54,240
Microsoft Corp.	15,009,198	399,695
Nokia Corp. (ADR)	500,000	3,365
Oracle Corp.	3,985,000	130,588
Paychex, Inc.	1,000,000	29,140
QUALCOMM Inc.	800,000	41,280
Texas Instruments Inc.	5,120,000	157,338
Xilinx, Inc.	688,400	23,034
		1,905,424

TELECOMMUNICATION SERVICES — 6.89%
AT&T Inc.	18,383,700	538,826
BCE Inc.	3,750,000	148,538
CenturyLink, Inc.	1,265,650	44,627
Verizon Communications Inc.	14,819,500	548,025
		1,280,016

UTILITIES — 6.57%
Ameren Corp.	2,243,680	71,529
American Electric Power Co., Inc.	1,435,000	56,367
Dominion Resources, Inc.	1,500,000	77,385
DTE Energy Co.	750,000	39,083
Duke Energy Corp.	10,005,000	204,302
Exelon Corp.	3,093,720	137,330
FirstEnergy Corp.	3,927,728	176,591
PPL Corp.	1,027,000	30,163
Progress Energy, Inc.	2,346,900	122,273
Public Service Enterprise Group Inc.	2,575,000	86,777
Questar Corp.	420,000	8,093
Southern Co.	2,000,000	86,400
Xcel Energy Inc.	4,745,000	122,658
		1,218,951

MISCELLANEOUS — 1.83%
Other common stocks in initial period of acquisition		339,492

Total common stocks (cost: $14,096,790,000)		16,401,018

Convertible securities — 0.20%

CONSUMER DISCRETIONARY — 0.02%
Johnson Controls, Inc. 11.50% convertible preferred 2012, units1	22,000	3,519

UTILITIES — 0.18%
PPL Corp. 9.50% convertible preferred 2013, units	600,000	34,110

Total convertible securities (cost: $32,049,000)		37,629

	Principal amount
Bonds & notes — 3.60%	(000)

ENERGY — 0.03%
Enbridge Energy Partners, LP 5.35% 2014	$5,075	5,565

INDUSTRIALS — 0.14%
Black & Decker Corp. 8.95% 2014	18,000	21,001
PACCAR Inc, Series A, 6.375% 2012	5,000	5,076
		26,077

CONSUMER DISCRETIONARY — 0.51%
Staples, Inc. 9.75% 2014	81,450	94,054

HEALTH CARE — 0.02%
Cardinal Health, Inc. 5.65% 2012	2,800	2,880

FINANCIALS — 2.11%
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	5,000	5,322
American Express Bank 5.55% 2012	28,250	29,447
American Express Centurion Bank 5.55% 2012	18,870	19,652
BAC Capital Trust VI 5.625% 2035	335	264
Bank of America Corp., Series K, junior subordinated 8.00% noncumulative2	1,665	1,551
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)2	1,665	1,551
Citigroup Inc. 6.125% 2017	5,000	5,522
ERP Operating LP 5.125% 2016	2,400	2,617
ERP Operating LP 5.375% 2016	6,455	7,120
ERP Operating LP 5.75% 2017	39,855	44,658
ERP Operating LP 6.584% 2015	3,500	3,928
ERP Operating LP 7.125% 2017	5,000	5,833
JPMorgan Chase & Co. 4.75% 2013	5,000	5,260
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)2	114,579	123,789
MetLife Global Funding I 5.125% 20143	3,000	3,246
UDR, Inc., Series A, 5.25% 2015	5,000	5,348
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)2	118,466	127,351
		392,459

INFORMATION TECHNOLOGY — 0.08%
KLA-Tencor Corp. 6.90% 2018	13,700	15,651

TELECOMMUNICATION SERVICES — 0.14%
Verizon Communications Inc. 5.55% 2014	5,000	5,495
Verizon Communications Inc. 8.50% 2018	15,000	20,356
		25,851

UTILITIES — 0.13%
FPL Group Capital, Inc. 7.875% 2015	20,000	23,958

MORTGAGE-BACKED OBLIGATIONS4 — 0.16%
Fannie Mae 4.00% 2024	14,173	14,929
Fannie Mae 4.50% 2024	13,813	14,710
		29,639

BONDS & NOTES OF U.S. GOVERNMENT AGENCIES — 0.28%
Fannie Mae 2.50% 2014	25,775	27,073
Freddie Mac 1.75% 2012	25,240	25,475
		52,548

Total bonds & notes (cost: $584,911,000)		668,682

Short-term securities — 7.58%

Ciesco LLC 0.25% due 11/28/2011	30,000	29,997
Coca-Cola Co. 0.13%–0.16% due 11/3/2011–1/18/20123	103,200	103,187
eBay Inc. 0.16% due 1/11/20123	25,700	25,684
ExxonMobil Corp. 0.05% due 11/14/2011	20,000	20,000
Fannie Mae 0.04%–0.23% due 11/2/2011–7/16/2012	268,300	268,248
Federal Farm Credit Banks 0.17% due 10/2/2012	15,000	14,981
Federal Home Loan Bank 0.15%–0.30% due 11/18/2011–6/15/2012	304,970	304,904
Freddie Mac 0.12%–0.21% due 11/1/2011–8/14/2012	190,450	190,387
General Electric Capital Corp. 0.16% due 11/4/2011	33,200	33,199
General Electric Capital Services, Inc. 0.23% due 1/26/2012	38,600	38,583
Google Inc. 0.05% due 11/29/20113	26,200	26,199
IBM Corp. 0.05% due 11/8/20113	37,700	37,700
Medtronic Inc. 0.09% due 1/24/20123	51,500	51,482
NetJets Inc. 0.08% due 12/13/20113	30,000	29,991
Private Export Funding Corp. 0.08% due 12/12/20113	22,000	21,998
Procter & Gamble Co. 0.10%–0.17% due 1/4–4/11/20123	80,000	79,966
Straight-A Funding LLC 0.15% due 12/27/20113	11,300	11,297
U.S. Treasury Bills 0.215%–0.257% due 11/17/2011–1/12/2012	102,480	102,481
Wal-Mart Stores, Inc. 0.07% due 12/5/20113	16,000	15,999

Total short-term securities (cost: $1,406,132,000)		1,406,283

Total investment securities (cost: $16,119,882,000)		$18,513,612
Other assets less liabilities		52,159

Net assets		$18,565,771

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

 1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,519,000, which represented .02% of the net assets of the fund.
 2Coupon rate may change periodically.
 3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $406,749,000, which represented 2.19% of the net assets of the fund.
 4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-903-1211O-S29416

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
American Mutual Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Mutual Fund (the “Fund”) as of October 31, 2011, and for the year then ended and have issued our report thereon dated December 13, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 13, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND

By /s/ James K. Dunton
James K. Dunton, Vice Chairman and Principal Executive Officer

Date: December 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James K. Dunton
James K. Dunton, Vice Chairman and Principal Executive Officer

Date: December 30, 2011

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: December 30, 2011